UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 8, 2023

VISION ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55802	47-4823945
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

95 Christopher Columbus Drive, 16th Floor

Jersey City, NJ 07302

(Address of principal executive offices) (Zip Code)

(551) 298-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2023, Vision Energy Corporation (the “Company”) filed with the Secretary of State of the State of Nevada a Certificate of Change, pursuant to which the Company will effect (i) a 1-for-5 reverse stock split of the Company’s common stock (the “Reverse Stock Split”) and (ii) decrease in the authorized number of shares of the Company’s common stock from 200,000,000 to 40,000,000 shares (the “Authorized Capital Change,” and, together with the Reverse Stock Split, the “Corporate Actions”). The Corporate Actions will be effective as of 12:01 a.m., Eastern Time, on June 13, 2023. The CUSIP number for the Company’s common stock following the Corporate Actions is 92837Y 309.

The foregoing description is qualified in its entirety by reference to the Certificate of Change, which is filed as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference.

On June 12, 2023, the Company issued a press release announcing the Corporate Actions, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Change relating to the Corporate Actions
99.1	Press Release dated as of June 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION ENERGY CORPORATION

Date: June 12, 2023	By:	/s/ Matthew Hidalgo
Matthew Hidalgo
Chief Financial Officer